Exhibit 10.1

Execution Version
INCREMENTAL AMENDMENT
AND LENDER JOINDER AGREEMENT
INCREMENTAL AMENDMENT AND LENDER JOINDER AGREEMENT, dated as of November 2, 2023 (this “Agreement”), by and among RXO, Inc., a Delaware corporation (the “Company”), and the incremental lenders party hereto (in such capacity, collectively, the “Incremental Lenders” and each, individually, an “Incremental Lender”) and agreed to, with respect to the New Lender (as defined below), and accepted by Citibank, N.A., as administrative agent (the “Agent”) for the Lenders party to the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Company, each lender from time to time party thereto (the “Lenders”), the Guarantors from time to time party thereto and the Agent are parties to that certain Credit Agreement dated as of October 18, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) (capitalized terms not otherwise defined in this Agreement have the same meanings assigned thereto in the Credit Agreement); and
WHEREAS, the Company has, by written notice to the Agent delivered pursuant to Section 2.22 of the Credit Agreement, requested incremental commitments (the “Incremental Revolving Credit Commitments”) in an aggregate principal amount of $100,000,000.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Incremental Lenders and the Incremental Revolving Credit Commitments. Pursuant to Section 2.22 of the Credit Agreement and subject to the satisfaction or waiver of the conditions to effectiveness of this Agreement set forth in Section 4 of this Agreement:
(a)    Each Incremental Lender severally agrees to provide Incremental Revolving Credit Commitments in the principal amount for such Incremental Lender set forth on Schedule A hereto. The aggregate principal amount of the Incremental Revolving Credit Commitments being provided by all of the Incremental Lenders pursuant to this Agreement is $100,000,000.
(b)    The Incremental Revolving Credit Commitments set forth on Schedule A hereto shall have terms identical to the terms of the Commitments outstanding under the Credit Agreement on the Effective Date (including, without limitation, with respect to the maturity date, pricing, mandatory prepayments and voluntary prepayments) and shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents. On and after the Effective Date, each reference to (x) a “Commitment” or “Commitments” or (y) a “Advance”, “Advances”, “Revolving Loan” or “Revolving Loans” in the Credit Agreement or herein shall be deemed to include the Incremental Revolving Credit Commitments and any Advances made in respect of the Incremental Revolving Credit Commitments established pursuant to this Agreement and all other related terms will have correlative meanings.
(c)    Each of the parties hereto hereby agrees that the Agent may take any and all action as may be reasonably necessary, including the effecting of notional assignments between the Incremental Lenders and the other Lenders of outstanding Advances to ensure that, after giving effect to this Agreement,
1

all Advances from the Incremental Lenders, when originally made, are included in each Revolving Borrowing under the Credit Facility on a pro rata basis.
SECTION 2.    Amendment to the Credit Agreement.
(a)    From and after the Effective Date, the Commitment Schedule to the Credit Agreement is hereby replaced in its entirety with Schedule B hereto.
SECTION 3.    Representations and Warranties. By its execution of this Agreement, the Company hereby represents and warrants to the Incremental Lenders that:
(a)    the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects, on the Effective Date with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall be true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true and correct in all respects) as of such earlier date); and
(b)    on and as of the Effective Date, no Unmatured Default or Default shall have occurred and be continuing or would result from the effectiveness of the Incremental Revolving Credit Commitments.
SECTION 4.    Conditions of Effectiveness of the Incremental Revolving Credit Commitments. This Agreement shall become effective on the date (the “Effective Date”) subject to the satisfaction (or waiver) of only the following conditions precedent:
(a)    the Agent (or its counsel) shall have received from (I) all Incremental Lenders hereunder as of the Effective Date, (II) the Agent, and (III) the Company an executed counterpart of this Agreement;
(b)    the Agent shall have received a written notice from the Company requesting the Incremental Revolving Credit Commitments and satisfying the requirements set forth in Section 2.22 of the Credit Agreement;
(c)    the Company shall have delivered to the Agent a certificate of an authorized officer of the Company, dated the Effective Date, stating that the representations and warranties of the Company contained in Section 3 of this Agreement are correct;
(d)    the Company shall have delivered to the Agent copies of the certificate of incorporation or formation, as applicable, of each Credit Party, together with all amendments thereto, and a certificate of good standing or like certificate in its jurisdiction of incorporation or formation (to the extent that such concept exists in such jurisdiction), as applicable, for such Credit Party, each certified by the appropriate governmental officer in its jurisdiction of incorporation or formation, as applicable;
(e)    the Company shall have delivered to the Agent a favorable written opinion (addressed to the Agent and the Incremental Lenders and dated the Effective Date) of Alston & Bird LLP reasonably acceptable to the Agent;
2

(f)    prior to or substantially concurrently with the Effective Date, the Company shall have delivered to the Agent a copy of the executed payoff letter for the repayment of all existing Indebtedness under that certain Term Loan Credit Agreement, dated as of October 18, 2022, between the Company, the Agent and the other parties from time to time thereto;
(g)    at least three (3) days prior to the Effective Date, the Company shall have provided the documentation and other information about the Company that is required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the U.S. Patriot Act and the Beneficial Ownership Regulation, to the extent such information was reasonably requested by the Incremental Lenders in writing at least five (5) Business Days prior to the Effective Date; and
(h)    the Company shall have paid all fees, costs and expenses due and payable to the Agent, for itself and on behalf of the Lenders, or its counsel on the Effective Date and (in the case of expenses) for which the Company has received an invoice at least three (3) Business Days prior to the Effective Date (provided that such invoice may reflect an estimate and/or only costs processed to date and shall not thereafter preclude a final settling of accounts between the Company and the Agent, including with respect to fees, costs or expenses incurred prior to the Effective Date).
SECTION 5.    Acknowledgment of New Lender. JPMorgan Chase Bank, National Association, (the “New Lender”) (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Incremental Revolving Credit Commitments, shall have the obligations of a Lender thereunder, (iii) it is sophisticated with respect to decisions to acquire assets of the type represented by its Incremental Revolving Credit Commitments and either it, or the Person exercising discretion in making its decision to provide its Incremental Revolving Credit Commitments, is experienced in acquiring assets of such type, (iv) it has received a copy of the Credit Agreement, and has received, or has been accorded the opportunity to receive, copies of the most recent financial statements delivered pursuant to Section 6.01 thereof and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its Incremental Revolving Credit Commitments, (v) the representations and warranties in Section 9.11 and Section 10.10 of the Credit Agreement are true and (vi) it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to provide its Incremental Revolving Credit Commitments; and (b) agrees that (i) it will, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
SECTION 6.    Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)    On and after the Effective Date, each reference in the Credit Agreement to (i) “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement and (ii) each Incremental Lender (x) shall become a “Lender” for all purposes
3

of the Credit Agreement and the other Loan Documents and (y) shall have a “Commitment” under the Credit Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)    On and after the Effective Date, this Agreement is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 7.    Costs and Expenses. The Company agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Agreement (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.06 of the Credit Agreement.
SECTION 8.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 9.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 10.    Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Agreement.
[Remainder of Page Intentionally Left Blank]
4

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

RXO, INC., as the Company

By:	/s/ David Murray
Name: David Murray
Title: Vice President

[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

BANK OF AMERICA, N.A., as an
Incremental Lender

By:	/s/ Mukesh Singh
Name: Mukesh Singh
Title: Director
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

BARCLAYS BANK PLC, as an Incremental
Lender

By:	/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Authorized Signatory
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

GOLDMAN SACHS BANK USA, as an
Incremental Lender

By:	/s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

KeyBank National Association, as an
Incremental Lender

By:	/s/ Brian P. Fox
Name: Brian P. Fox
Title: Senior Vice President
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

MORGAN STANLEY BANK, N.A., as an Incremental Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

The Bank of Nova Scotia, as an Incremental
Lender

By:	/s/ Kevin D. McCarthy
Name: Kevin McCarthy
Title: Director
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

Wells Fargo, as an Incremental Lender

By:	/s/ Mylissa Merten
Name: Mylissa Merten
Title: Vice President
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

REGIONS BANK, as an Incremental Lender

By:	/s/ Holli Balzer
Name: Holli Balzer
Title: Director
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

Truist Bank, as an Incremental Lender

By:	/s/ Chris Hursey
Name: Chris Hursey
Title: Director
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

U.S. BANK NATIONAL ASSOCIATION, as
an Incremental Lender

By:	/s/ Eric. M. Herm
Name: Eric M. Herm
Title: Vice President
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

JPMORGAN CHASE BANK, N.A., as an
Incremental Lender and the New Lender

By:	/s/ Ryan P. Viaclovsky
Name: Ryan P. Viaclovsky
Title: Authorized Officer
[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

Agreed to (with respect to the New Lender only) and accepted by:

CITIBANK, N.A., as Administrative Agent and an Incremental Lender

By:	/s/ Paul L. Colon
Name: Paul L. Colon
Title: SVP

[Signature Page to RXO Incremental Amendment and Lender Joinder Agreement]

SCHEDULE A

Incremental Revolving Credit Commitments

Name of Incremental Lender	Incremental Revolving Credit Commitments
Citibank, N.A.	$6,000,000.00
Bank of America, N.A.	$6,000,000.00
Barclays Bank PLC	$3,750,000.00
Goldman Sachs Bank USA	$3,750,000.00
Morgan Stanley Bank, N.A.	$3,750,000.00
The Bank of Nova Scotia	$3,750,000.00
Wells Fargo Bank, National Association	$3,750,000.00
Regions Bank	$2,000,000.00
Truist Bank	$2,000,000.00
U.S. Bank National Association	$15,250,000.00
JPMorgan Chase Bank, N.A.	$50,000,000.00
TOTAL:	$100,000,000

Schedule B
COMMITMENT SCHEDULE
COMMITMENTS AND PRO RATA SHARES

Lender	Commitment	Pro Rata Share of Aggregate Commitment
Citibank, N.A.	$72,250,000.00	12.0417%
Bank of America, N.A.	$72,250,000.00	12.0417%
Barclays Bank PLC	$50,000,000.00	8.3333%
Goldman Sachs Bank USA	$50,000,000.00	8.3333%
KeyBank National Association	$46,250,000.00	7.7083%
Morgan Stanley Bank, N.A.	$50,000,000.00	8.3333%
The Bank of Nova Scotia	$50,000,000.00	8.3333%
Wells Fargo Bank, National Association	$50,000,000.00	8.3333%
JPMorgan Chase Bank, N.A.	$50,000,000.00	8.3333%
U.S. Bank National Association	$45,250,000.00	7.5417%
Regions Bank	$32,000,000.00	5.3333%
Truist Bank	$32,000,000.00	5.3333%
TOTAL:	$600,000,000.00	100.0000%